150428610v2 AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AGREEMENT This AMENDMENT NO. 2, dated as of September 14, 2021 (this "Amendment"), is executed by and among SCFC BUSINESS SERVICES LLC (the "Borrower"), CHARIOT FUNDING LLC ("Chariot"), and JPMORGAN CHASE BANK, N.A. ("JPMorgan"), in its capacities as administrative agent (in such capacity, the "Administrative Agent"), as a Committed Lender, and as the Agent for the JPMorgan Lender Group (in such capacity, the "JPMorgan Agent"), and amends the Amended and Restated Loan Agreement, dated as of December 31, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among the Borrower, Driveway Finance Corporation ("DFC"), as the servicer and the collateral custodian, the lenders from time to time parties thereto, the agents from time to time parties thereto, and JPMorgan, as Administrative Agent and as the account bank. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed thereto in the Loan Agreement. WITNESSETH: WHEREAS, as of the date of this Amendment, Chariot is the sole Conduit Lender under the Loan Agreement and JPMorgan is the sole Committed Lender under the Loan Agreement (Chariot and JPMorgan, together in such respective capacities, the "Lenders"); WHEREAS, the Borrower and the Lenders desire to amend the Loan Agreement, in accordance with Section 13.01 thereof, on the terms set forth herein; and NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Amendment to the Loan Agreement. The Loan Agreement is hereby amended by deleting the reference to "September 15, 2021" contained in clause (p) of Section 7.13 and replacing it with a reference to "November 5, 2021." SECTION 2. Representations, Warranties and Confirmations. The Borrower hereby confirms that all representations and warranties made by it pursuant to Sections 5.01 and 5.02 of the Loan Agreement were true and correct as of the date as of which they were made and that it is in compliance with all covenants made by it pursuant to the Loan Agreement as of the date hereof. By its acknowledgment of this Amendment, DFC hereby confirms that all representations and warranties made by it pursuant to Section 5.03 of the Loan Agreement were true and correct as of the date as of which they were made and that it is in compliance with all covenants made by it pursuant to the Loan Agreement as of the date hereof. Furthermore, the Borrower and DFC each hereby represents and warrants as to itself that: (a) It has the power to execute, deliver and perform this Amendment and the transactions contemplated hereby. (b) The execution and delivery of this Amendment and the performance of this Amendment and the Loan Agreement (as amended hereby) have been duly authorized by it by all necessary company action (including any necessary action by its members).

- 2 - 150428610v2 (c) This Amendment has been duly executed and delivered on its behalf. This Amendment and the Loan Agreement (as amended hereby) constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforcement of such terms may be limited by Insolvency Laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies. (d) It is in compliance in all material respects with all Applicable Laws. SECTION 3. Effectiveness of Amendment. (a) This Amendment shall be effective, as of the date hereof, upon the delivery of a fully executed copy hereof to the Administrative Agent. (b) Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is effective only for the specific purpose for which it is given and shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Loan Agreement. Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to "this Agreement" or "this Loan Agreement" or words of like import shall mean and be references to the Loan Agreement as amended hereby and (ii) each reference in any other Basic Document to the Loan Agreement or to any terms defined in the Loan Agreement which are modified hereby shall mean and be references to the Loan Agreement or to such terms as modified hereby. The parties hereto acknowledge and agree that this Amendment shall constitute a Basic Document. This Amendment does not constitute a novation or termination of the Loan Agreement or any other Basic Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein. SECTION 4. Amendments, etc. No provision of this Amendment shall be waived, amended or otherwise modified except as provided in Section 13.01 of the Loan Agreement. SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 6. Severability. If one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or the Loan Agreement as amended hereby. SECTION 7. Binding Effect. This Amendment shall be binding upon and shall be enforceable by the parties hereto and their respective successors and permitted assigns. SECTION 8. Captions, etc. The captions and section numbers appearing in this Amendment are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the provisions of this Amendment.

- 3 - 150428610v2 SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a ".pdf" file shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written. SCFC BUSINESS SERVICES LLC, as Borrower By: ~wt Name: Charles D. Lietz Title: President ACKNOWLEDGED AND AGREED: DRIVEWAY FINANCE CORPORATION, as Servicer and Collateral Custodian By: ft, Name: Cha;;s D.Lletz Title: President 4. J vf Rnorice_ CHARIOT FUNDING LLC, as Conduit Lender By: JPMORGAN CHASE BANK, N.A., as its attorney-in-fact By:--------------- [Signature Page to Amendment No. 2 lo A&R Loan Agt. (SCFC Business Services LLC)] 15042~610v2

[Signature Page to Amendment No. 2 to A&R Loan Agt. (SCFC Business Services LLC)] 150428610v2 CHARIOT FUNDING LLC, as Conduit Lender By: JPMORGAN CHASE BANK, N.A., as its attorney-in-fact By: Name: Elizabeth S. Trainor Title: Executive Director JPMORGAN CHASE BANK N.A., as JPMorgan Agent, as a Committed Lender, and as Administrative Agent By: Name: Elizabeth S. Trainor Title: Executive Director